UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2022

Ladder Capital Corp
(Exact name of registrant as specified in its charter)

Delaware	001-36299	80-0925494
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

345 Park Avenue, 8th Floor
New York, New York	10154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-715-3170

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock, $0.001 par value	LADR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2022, the Board of Directors (the “Board”) of Ladder Capital Corp (the “Company”) approved an amendment and restatement of the by-laws of the Company (the “Amended and Restated By-Laws”), effective as of such date.

Among other matters, the Amended and Restated By-Laws (i) revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at meetings of the stockholders of the Company, including, among other things, by adding a requirement that a stockholder seeking to nominate director(s) at an meeting of stockholders deliver to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Securities Exchange Act of 1934, as amended, within ten days of the meeting, if practicable, (ii) provide that the federal district courts of the United States of America shall be the exclusive forum for the resolution of claims under the Securities Act of 1933, as amended, (iii) clarify the power of the Board to postpone, reschedule or cancel any annual or special meeting of stockholders previously scheduled by the Board, (iv) clarify the power of the chair of a meeting of stockholders of the Company to establish certain rules and procedures for, and make determinations with respect to, meetings of stockholders of the Company, (v) adopt gender-neutral pronoun designations and (vi) make certain administrative, modernizing, clarifying and conforming changes, including making updates to reflect recent amendments to the General Corporation Law of the State of Delaware.

The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated By-Laws of Ladder Capital Corp, effective as of December 23, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2022	LADDER CAPITAL CORP

	By:	/s/ Kelly Porcella
	Name:	Kelly Porcella
	Title:	Chief Administrative Officer & General Counsel